DELAWARE GROUP STRATEGIC INCOME FUND A
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                       $5.56
Initial Shares                                      179.856


Fiscal        Beginning           Dividends         Reinvested       Cumulative
 Year           Shares           for Period           Shares           Shares

-------------------------------------------------------------------------------
1996           179.856             $0.110             0.000           183.411
-------------------------------------------------------------------------------







Ending Shares                                       183.411
Ending NAV                                      x     $5.60
                                                  ---------
Investment Return                                 $1,027.10





Total Return Performance
------------------------
Investment Return                                 $1,027.10
Less Initial Investment                           $1,000.00
                                                  ---------
                                                     $27.10 / $1,000.00 x 100



Total Return:                                          2.71%

DELAWARE GROUP STRATEGIC INCOME FUND A
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                       $5.84
Initial Shares                                      171.233


Fiscal        Beginning           Dividends         Reinvested       Cumulative
 Year           Shares           for Period           Shares           Shares

-------------------------------------------------------------------------------
1996           171.233             $0.110             0.000           174.618
-------------------------------------------------------------------------------







Ending Shares                                       174.618
Ending NAV                                      x     $5.60
                                                  ---------
Investment Return                                 $  977.86





Total Return Performance
------------------------
Investment Return                                 $  977.86
Less Initial Investment                           $1,000.00
                                                  ---------
                                                    ($22.14) / $1,000.00 x 100



Total Return:                                         -2.21%

DELAWARE GROUP STRATEGIC INCOME FUND A
TOTAL RETURN PERFORMANCE
LIFE OF FUND
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                       $5.50
Initial Shares                                      181.818


Fiscal        Beginning           Dividends         Reinvested       Cumulative
 Year           Shares           for Period           Shares           Shares

-------------------------------------------------------------------------------
1996           181.818             $0.110             0.000           185.412
-------------------------------------------------------------------------------







Ending Shares                                       185.412
Ending NAV                                      x     $5.60
                                                  ---------
Investment Return                                 $1,038.31





Total Return Performance
------------------------
Investment Return                                 $1,038.31
Less Initial Investment                           $1,000.00
                                                  ---------
                                                     $38.31 / $1,000.00 x 100



Total Return:                                          3.83%

DELAWARE GROUP STRATEGIC INCOME FUND A
TOTAL RETURN PERFORMANCE
LIFE OF FUND
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                       $5.50
Initial Shares                                      181.818


Fiscal        Beginning           Dividends         Reinvested       Cumulative
 Year           Shares           for Period           Shares           Shares

-------------------------------------------------------------------------------
1996           181.818             $0.110             0.000           176.736
-------------------------------------------------------------------------------







Ending Shares                                       176.736
Ending NAV                                      x     $5.60
                                                  ---------
Investment Return                                 $  989.72





Total Return Performance
------------------------
Investment Return                                 $  989.72
Less Initial Investment                           $1,000.00
                                                  ---------
                                                    ($10.28) / $1,000.00 x 100



Total Return:                                         -1.03%

DELAWARE GROUP STRATEGIC INCOME FUND B
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                       $5.56
Initial Shares                                      179.856


Fiscal        Beginning           Dividends         Reinvested       Cumulative
 Year           Shares           for Period           Shares           Shares

-------------------------------------------------------------------------------
1996           179.856             $0.101             0.000           183.099
-------------------------------------------------------------------------------







Ending Shares                                       183.099
Ending NAV                                      x     $5.60
                                                  ---------
                                                  $1,025.35
Less CDSC                                         $   40.00
                                                  ---------
Investment Return                                 $  985.35





Total Return Performance
------------------------
Investment Return                                 $  985.35
Less Initial Investment                           $1,000.00
                                                  ---------
                                                    ($14.65) / $1,000.00 x 100



Total Return:                                         -1.47%

DELAWARE GROUP STRATEGIC INCOME FUND B
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                       $5.56
Initial Shares                                      179.856


Fiscal        Beginning           Dividends         Reinvested       Cumulative
 Year           Shares           for Period           Shares           Shares

-------------------------------------------------------------------------------
1996           179.856             $0.101             0.000           183.099
-------------------------------------------------------------------------------







Ending Shares                                       183.099
Ending NAV                                      x     $5.60
                                                  ---------
Investment Return                                 $1,025.35





Total Return Performance
------------------------
Investment Return                                 $1,025.35
Less Initial Investment                           $1,000.00
                                                  ---------
                                                     $25.35 / $1,000.00 x 100



Total Return:                                          2.54%

DELAWARE GROUP STRATEGIC INCOME FUND B
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                       $5.50
Initial Shares                                      181.818


Fiscal        Beginning           Dividends         Reinvested       Cumulative
 Year           Shares           for Period           Shares           Shares

-------------------------------------------------------------------------------
1996           181.818             $0.101             0.000           185.097
-------------------------------------------------------------------------------







Ending Shares                                       185.097
Ending NAV                                      x     $5.60
                                                  ---------
                                                  $1,036.54
Less CDSC                                         $   40.00
                                                  ---------
Investment Return                                 $  996.54





Total Return Performance
------------------------
Investment Return                                 $  996.54
Less Initial Investment                           $1,000.00
                                                  ---------
                                                     ($3.46) / $1,000.00 x 100



Total Return:                                         -0.35%

DELAWARE GROUP STRATEGIC INCOME FUND B
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                       $5.50
Initial Shares                                      181.818


Fiscal        Beginning           Dividends         Reinvested       Cumulative
 Year           Shares           for Period           Shares           Shares

-------------------------------------------------------------------------------
1996           181.818             $0.101             0.000           185.097
-------------------------------------------------------------------------------







Ending Shares                                       185.097
Ending NAV                                      x     $5.60
                                                  ---------
Investment Return                                 $1,036.54





Total Return Performance
------------------------
Investment Return                                 $1,036.54
Less Initial Investment                           $1,000.00
                                                  ---------
                                                     $36.54 / $1,000.00 x 100



Total Return:                                          3.65%

DELAWARE GROUP STRATEGIC INCOME FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                       $5.56
Initial Shares                                      179.856


Fiscal        Beginning           Dividends         Reinvested       Cumulative
 Year           Shares           for Period           Shares           Shares

-------------------------------------------------------------------------------
1996           179.856             $0.101             0.000           183.101
-------------------------------------------------------------------------------







Ending Shares                                       183.101
Ending NAV                                      x     $5.60
                                                  ---------
                                                  $1,025.37
Less CDSC                                         $   10.00
                                                  ---------
Investment Return                                 $1,015.37





Total Return Performance
------------------------
Investment Return                                 $1,015.37
Less Initial Investment                           $1,000.00
                                                  ---------
                                                     $15.37 / $1,000.00 x 100



Total Return:                                          1.54%

DELAWARE GROUP STRATEGIC INCOME FUND C
TOTAL RETURN PERFORMANCE
THREE MONTHS (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                       $5.56
Initial Shares                                      179.856


Fiscal        Beginning           Dividends         Reinvested       Cumulative
 Year           Shares           for Period           Shares           Shares

-------------------------------------------------------------------------------
1996           179.856             $0.101             0.000           183.101
-------------------------------------------------------------------------------







Ending Shares                                       183.101
Ending NAV                                      x     $5.60
                                                  ---------
Investment Return                                 $1,025.37





Total Return Performance
------------------------
Investment Return                                 $1,025.37
Less Initial Investment                           $1,000.00
                                                  ---------
                                                     $25.37 / $1,000.00 x 100



Total Return:                                          2.54%

DELAWARE GROUP STRATEGIC INCOME FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (INCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                       $5.50
Initial Shares                                      181.818


Fiscal        Beginning           Dividends         Reinvested       Cumulative
 Year           Shares           for Period           Shares           Shares

-------------------------------------------------------------------------------
1996           181.818             $0.101             0.000           185.099
-------------------------------------------------------------------------------







Ending Shares                                       185.099
Ending NAV                                      x     $5.60
                                                  ---------
                                                  $1,036.55
Less CDSC                                         $   10.00
                                                  ---------
Investment Return                                 $1,026.55





Total Return Performance
------------------------
Investment Return                                 $1,026.55
Less Initial Investment                           $1,000.00
                                                  ---------
                                                     $26.55 / $1,000.00 x 100



Total Return:                                          2.66%

DELAWARE GROUP STRATEGIC INCOME FUND C
TOTAL RETURN PERFORMANCE
LIFE OF FUND (EXCLUDING CDSC)
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                       $5.50
Initial Shares                                      181.818


Fiscal        Beginning           Dividends         Reinvested       Cumulative
 Year           Shares           for Period           Shares           Shares

-------------------------------------------------------------------------------
1996           181.818             $0.101             0.000           185.099
-------------------------------------------------------------------------------







Ending Shares                                       185.099
Ending NAV                                      x     $5.60
                                                  ---------
Investment Return                                 $1,036.55





Total Return Performance
------------------------
Investment Return                                 $1,036.55
Less Initial Investment                           $1,000.00
                                                  ---------
                                                     $36.55 / $1,000.00 x 100



Total Return:                                          3.65%

DELAWARE GROUP STRATEGIC INCOME FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                       $5.57
Initial Shares                                      179.533


Fiscal        Beginning           Dividends         Reinvested       Cumulative
 Year           Shares           for Period           Shares           Shares

-------------------------------------------------------------------------------
1996           179.533             $0.114             0.000           183.218
-------------------------------------------------------------------------------







Ending Shares                                       183.218
Ending NAV                                      x     $5.60
                                                  ---------
Investment Return                                 $1,026.02





Total Return Performance
------------------------
Investment Return                                 $1,026.02
Less Initial Investment                           $1,000.00
                                                  ---------
                                                     $26.02 / $1,000.00 x 100



Total Return:                                          2.60%

DELAWARE GROUP STRATEGIC INCOME FUND INSTITUTIONAL
TOTAL RETURN PERFORMANCE
LIFE OF FUND
--------------------------------------------------------------------------------


Initial Investment                                $1,000.00
Beginning OFFER                                       $5.60
Initial Shares                                      178.571


Fiscal        Beginning           Dividends         Reinvested       Cumulative
 Year           Shares           for Period           Shares           Shares

-------------------------------------------------------------------------------
1996           178.571             $0.114             0.000           185.550
-------------------------------------------------------------------------------







Ending Shares                                       185.550
Ending NAV                                      x     $5.60
                                                  ---------
Investment Return                                 $1,039.08





Total Return Performance
------------------------
Investment Return                                 $1,039.08
Less Initial Investment                           $1,000.00
                                                  ---------
                                                     $39.08 / $1,000.00 x 100



Total Return:                                          3.91%